Exhibit 99.1

Aspen Aerogels, Inc. Provides Business Update

Pre-Announces Full Year 2023 Revenues of $238 million; $84 million in Q4

Supplemental supply for Energy Industrial products initiated in Q4

Potential to Deliver Over 47% YoY revenue growth in 2024

NORTHBOROUGH, MA, January 11, 2023 — Aspen Aerogels, Inc. (NYSE: ASPN) (“Aspen” or the “Company”), a technology leader in sustainability and electrification solutions, today announced preliminary full year 2023 revenue results, a preliminary 2024 revenue outlook, and the initial shipments through its supplemental aerogel supply for its Energy Industrial business.

Preliminary Full Year 2023 Revenues Results and 2024 Baseline Revenue Outlook

Fourth Quarter Revenues:

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Company revenues of $84 million, up 38% quarter-over-quarter
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PyroThin thermal barrier revenues of $53 million, up 61% quarter-over-quarter
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Energy Industrial revenues of $31 million, up 11% quarter-over-quarter
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Revenue run rate enabled positive adjusted EBITDA, but anticipating continued net loss

Full Year 2023 Revenues:

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Company revenues of $238 million, up 32% year-over-year
•
PyroThin thermal barrier revenues of $110 million, up 98% year-over-year
•
Energy Industrial revenues of $128 million, up 3% year-over-year despite capacity constraints
•
1.96X 2021’s revenues, effectively meeting a target set in early 2021 to double revenues by 2023

Current 2024 Baseline Revenue Outlook:

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Expecting revenues of $350 million with upside potential as EV production accelerates
•
Resulting in potential for over 47% year-over-year revenue growth

Initial Shipments from Supplemental Supply

In the fourth quarter of 2023, the company successfully delivered Energy Industrial products to customers through its supplemental supply.

“The successful launch of our supplemental supply provides critical capacity that we believe will enable our Energy Industrial business to live up to its full demand potential,” commented Don Young, Aspen's President and CEO.

"We are proud of the results that the team delivered in 2023 by effectively doubling our revenues in two years, a goal that we’ve been striving for since early 2021,” continued Mr. Young. “Our profitability profile is also vastly improved as we focus on driving to our gross margin and adjusted EBITDA margin targets of 35% and 25%, respectively.”

Ricardo C. Rodriguez, Chief Financial Officer and Treasurer added, "There’s potential for further growth beyond our current 2024 expectations. However, we remain cautious given the challenges that our customers face with launching and scaling new EV nameplates.”

“We believe our best hedge to this uncertainty is continuing to optimize our cost structure, maximize the potential of our Energy Industrial business, broaden our EV customer base, right-time capital expenditures, and identify further operating efficiencies,” continued Mr. Rodriguez. “We believe our December 2023 registered direct financing of $75 million positions us to capture additional demand upside and fully funds our near-term objectives as we turn EBITDA positive. It is also enabling potential long-term reductions in our cost of capital.”

Aspen's preliminary 2023 results are based solely on information currently available to management and are unaudited. This financial information does not represent a comprehensive statement of Aspen's financial results for the fourth quarter or full year 2023 and remains subject to the completion of Aspen's financial closing procedures and internal reviews. As a result, Aspen's actual results for the fourth quarter and full year 2023 may vary materially from these preliminary estimates.

Aspen expects to release actual financial results for the fourth quarter on Monday, February 12, 2023, following the market close.

With respect to the 2024 baseline revenue outlook, Aspen may experience other events in 2024, including those related to the planned capacity expansion, supply chain disruptions or further cost inflation, that could cause actual results to vary materially from this baseline revenue outlook. See Special Note Regarding Forward-Looking and Cautionary Statements below.

Non-GAAP Financial Measures

In addition to providing financial measurements based on generally accepted accounting principles in the United States of America ("GAAP"), Aspen provides an additional financial metric that is not prepared in accordance with GAAP ("non-GAAP"). The non-GAAP financial measure included in this press release is Adjusted EBITDA. Management uses this non-GAAP financial measure, in addition to GAAP financial measures, as a measure of operating performance because the non-GAAP financial measure does not include the impact of items that management does not consider indicative of Aspen's core operating performance. In addition, management uses Adjusted EBITDA (i) for planning purposes, including the preparation of Aspen's annual operating budget, (ii) to allocate resources to enhance the financial performance of its business, and (iii) as a performance measure under its bonus plan.

Management believes that this non-GAAP financial measure reflects Aspen's ongoing business in a manner that allows for meaningful comparisons and analysis of trends in its business, as it excludes expenses and gains not reflective of Aspen's ongoing operating results or that may be infrequent and/or unusual in nature. Management also believes that this non-GAAP financial measures provides useful information to investors in understanding and evaluating Aspen's operating results and future prospects in the same manner as management and in comparing financial results across accounting periods and to those of peer companies. This non-GAAP measure may not be comparable to similarly titled measures presented by other companies.

The non-GAAP financial measure does not replace the presentation of Aspen's GAAP financial results and should only be used as a supplement to, not as a substitute for, Aspen's financial results presented in accordance with GAAP. Management strongly encourages investors to review Aspen's financial statements and publicly filed reports in their entirety and not rely on any single financial measure.

About Aspen Aerogels, Inc.

Aspen is a technology leader in sustainability and electrification solutions. The Company’s aerogel technology enables its customers and partners to achieve their own objectives around the global megatrends of resource efficiency, e-mobility and clean energy. Aspen's PyroThin® products enable solutions to thermal runaway challenges within the electric vehicle ("EV") market. Aspen Battery Materials, the Company's carbon aerogel initiative, seeks to increase the performance of lithium-ion battery cells to enable EV manufacturers to extend the driving range and reduce the cost of EVs. Aspen's Spaceloft® products provide building owners with industry-leading energy efficiency and fire safety. The Company's Cryogel®

and Pyrogel® products are valued by the world's largest energy infrastructure companies. Aspen's strategy is to partner with world-class industry leaders to leverage its Aerogel Technology Platform® into additional high-value markets. Headquartered in Northborough, Mass., Aspen manufactures its products at its East Providence, R.I. facilities.

Special Note Regarding Forward-Looking and Cautionary Statements

This press release and any related discussion contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements, including statements relating to Aspen's 2024 financial outlook. These statements are not historical facts but rather are based on Aspen's current expectations, estimates and projections regarding Aspen's business, operations and other factors relating thereto, including with respect to Aspen's 2024 financial outlook. Words such as "may," "will," "could," "would," "should," "anticipate," "predict," "potential," "continue," "expects," "intends," "plans," "projects," "believes," "estimates," "outlook," "assumes," "targets," "opportunity," and similar expressions are used to identify these forward-looking statements. Such forward-looking statements include statements regarding, among other things, Aspen's expectations about capacity, revenue, revenue capacity, backlog, costs, expenses, profitability, cash flow, gross profit, gross margin, operating margin, net loss, Adjusted EBITDA, Adjusted EBITDA margin and related decreases, improvements, timing, variability or trends; beliefs about higher than expected demand from the EV market and how it may enable a path to profitability, expectations about improvement in ability to absorb fixed costs and reduction of conversion costs as a percentage of sales and the same leading to target revenue capacity and gross margins and Adjusted EBITDA margins; Aspen's expectations regarding the planned second manufacturing plant in Georgia ("Plant II"), the extended construction and commissioning timeframe for Plant II, Aspen's efforts to manage the construction of Plant II to align with our expectations of demand from EV customers, and the use of supplemental supply sources to meet demand from Energy Industrial customers; beliefs about the general strength, weakness or health of Aspen's business; acceleration in demand; beliefs about current or future trends in the energy, energy infrastructure, chemical and refinery, LNG, sustainable building materials, EV thermal barrier, EV battery materials or other markets and the impact of these trends on Aspen's business; beliefs about the strength, effectiveness, productivity, costs, profitability or other fundamentals of Aspen's business; beliefs about the role of Aspen's technology and opportunities in the electric vehicle market; beliefs about Aspen's ability to provide and deliver products and services to electric vehicle customers; beliefs about content per vehicle, revenue, costs, expenses, profitability, investments or cash flow associated with Aspen's electric vehicle opportunities, including the EV thermal barrier business; beliefs about revenue growth and profitability; beliefs about the performance of PyroThin® including its ability to mitigate the propagation of thermal runaway in electric vehicles; beliefs about Aspen's ability to expand the market for PyroThin®, to achieve design wins, to commence shipments of production parts, and to become an industry standard solution for thermal runaway management; beliefs about Aspen's thermal barrier design, prototype, quoting and assembly activities; and expectations about the cost of the capital projects, including Plant II. All such forward-looking statements are based on management's present expectations and are subject to certain factors, risks and uncertainties that may cause actual results, outcome of events, timing and performance to differ materially from those expressed or implied by such statements. These risks and uncertainties include, but are not limited to, the following: inability to execute the growth plan, inability to complete construction and commissioning the Plant II and to do so at a cost consistent with Aspen's estimates and aligned with Aspen's expectations of demand from our EV customers; the right of EV thermal barrier customers to cancel contracts with Aspen at any time and without penalty; any costs, expenses, or investments incurred by Aspen in excess of projections used to develop pricing under the contracts with EV thermal barrier customers; Aspen's inability to create customer or market opportunities for, including PyroThin®; any other battery performance and safety products, battery materials or for other new products developed from Aspen's aerogel technology; any disruption or inability to achieve expected capacity levels in any of the three existing production lines in East Providence, RI or the Mexico assembly facility or at any supplemental supply source; any failure to enforce any of Aspen's patents; the general economic conditions and cyclical demands in the markets that Aspen serves; and the other risk factors discussed under the heading "Risk Factors" in Aspen's Annual Report on Form 10-K for the year ended December 31, 2022 and filed with the Securities and Exchange Commission ("SEC") on March 16, 2023, as well as any updates to those risk factors filed from time to time in Aspen's subsequent periodic and current reports filed with the SEC. All statements contained in this press release are made only as of the date of this press release. Aspen does not intend to update this information unless required by law.

Investor Relations & Media Contacts:

Neal Baranosky

Phone: (508) 691-1111 x 8

nbaranosky@aerogel.com

Georg Venturatos / Jared Gornay

Gateway Group

ASPN@gateway-grp.com

Phone: (949) 574-3860